UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amending Form 8-K filed on December 20, 2004

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 14, 2004

PYRAMID BREWERIES, INC.

(Exact name of registrant as specified in its charter)

Washington	0-27116	91-1258355

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

91 SOUTH ROYAL BROUGHAM WAY
SEATTLE, WA 98134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 206-682-8322

Item 4.01 Changes in Registrant’s Certifying Accountants

On December 20, 2004, Pyramid Breweries, Inc. (the “Company”), filed a Current Report on Form 8-K (the “Original Filing”) reporting that the Company’s audit committee had dismissed KPMG LLP (“KPMG”) as its independent registered public accounting firm and had appointed Moss Adams LLP in KPMG’s place. The Original Filing is incorporated herein by reference. This amendment to the Original Filing is being filed to include a letter by KPMG, dated December 20, 2004 and addressed to the Securities and Exchange Commission, stating whether it agrees with the disclosure in the Original Filing. A copy of the letter is attached hereto as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

16.1	KPMG LLP letter dated December 20, 2004.

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SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on December 22, 2004.

PYRAMID BREWERIES INC.
By:	/s/ James K. Hilger
James K. Hilger, Vice President and
Chief Financial Officer

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INDEX TO EXHIBITS

16.1	KPMG LLP letter dated December 20, 2004.

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